INDEMNIFICATION AGREEMENT


                  This INDEMNIFICATION AGREEMENT made and entered into as of May __, 1996, by and between Integrated Living Communities, Inc., a Delaware corporation (the "Company"), and __________________ (the "Indemnitee");

                  WHEREAS, highly competent persons are becoming more reluctant to serve corporations as directors, officers or in other capacities unless they are provided with adequate protection through insurance and indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the Company; and

                  WHEREAS,   the  current  difficulties  of  obtaining  adequate
insurance have increased the difficulty of attracting and retaining such persons; and

                  WHEREAS, the Board of Directors has determined that the inability to attract and retain such persons is detrimental to the best interests of the Company's stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future; and

                  WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

                  WHEREAS, the Indemnitee is willing to serve, continue to serve and take on additional service for or on behalf of the Company on the condition that he be so indemnified.

                  NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and the Indemnitee do hereby covenant and agree as follows:

                  SECTION 1. Indemnification. The Company shall indemnify the Indemnitee to the fullest extent permitted by applicable law in effect on the date hereof or as such laws may from time to time be amended. Without diminishing the scope of the indemnification provided by this Section 1, the rights of indemnification of the Indemnitee provided hereunder shall include but shall not be limited to those rights hereinafter set forth, except that no indemnification shall be paid to the Indemnitee:

                           (a) on  account  of any  suit in  which  judgment  is
                  rendered against the Indemnitee for an accounting of profits made from the purchase or sale by the Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

                           (b)  on account of the Indemnitee's  conduct which is
                  finally   adjudged  to  have  been  knowingly   fraudulent  or
                  deliberately dishonest, or to constitute willful misconduct;

                           (c) to the extent expressly prohibited by applicable law;

                           (d) for which payment is actually made to the Indemnitee under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, by-law or agreement, except in respect of any excess beyond payment under such insurance, clause, by-law or agreement;

                           (e)  if  a  final   decision   by  a   court   having
                  jurisdiction in the matter shall determine that such indemnification is not lawful (and, in this respect, both the Company and the Indemnitee have been advised that the
                  Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to the appropriate court for adjudication); or

                           (f) in connection with any proceeding (or part thereof) initiated by the Indemnitee, or any proceeding by the Indemnitee against the Company or its directors, officers, employees or other Indemnitees, unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the Company, (iii) such indemnification is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under applicable law, or (iv) except as provided in Sections 11 and 12 hereof.

                  SECTION 2. Action or Proceeding Other Than an Action by or in the Right of the Company. The Indemnitee shall be entitled to the indemnification rights provided in this Section if he is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature, other than an action by or in the right of the Company, by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of any other entity, including, but not limited to, another corporation, partnership, joint venture, trust or other enterprise, or by reason of anything done or not done by him in any such capacity. Pursuant to this Section, the Indemnitee shall be indemnified against all expenses (including attorneys' fees), costs, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding (including, but not limited to, the investigation, defense or appeal thereof), if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

                  SECTION 3. Actions by or in the Right of the Company. The Indemnitee shall be entitled to the indemnification rights provided in this
Section if he is a person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding brought by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another entity, including, but not limited to, another corporation, partnership, joint venture or other enterprise, trust, or by reason of anything done or not done by him in any such capacity. Pursuant to this Section, the Indemnitee shall be indemnified against all expenses (including attorneys' fees), costs and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding (including, but not limited to, the investigation, defense or appeal thereof) if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; provided, however, that no such indemnification shall be made in respect of any claim, issue, or matter as to which the Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses and costs which the Court of Chancery or such other court shall deem proper.

                  SECTION 4. Indemnification for Costs, Charges and Expenses of Successful Party. Notwithstanding the other provisions of this Agreement, to the extent that the Indemnitee has served as a witness on behalf of the Company or has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Sections 2 and 3 hereof, or in defense of any claim, issue or matter therein, including, without limitation, the dismissal of any action without prejudice, he shall be indemnified against all costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

                  SECTION 5. Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses (including attorneys' fees), costs, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the investigation, defense, appeal or settlement of such suit, action, investigation or proceeding described in Section 2 or 3 hereof, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of such expenses (including reasonable attorneys' fees), costs, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him to which the Indemnitee is entitled.

                  SECTION 6. Determination of Entitlement to Indemnification. Upon written request by the Indemnitee for indemnification pursuant to Section 2 or 3 hereof, the entitlement of the Indemnitee to indemnification pursuant to the terms of this Agreement shall be determined by the following person or persons who shall be empowered to make such determination: (a) by a majority vote of Disinterested Directors (as defined in Section 18 below), even though less than a quorum; (b) if there are no Disinterested Directors, or if a majority of Disinterested Directors so directs, by Independent Counsel (as defined in Section 18 below) in a written opinion to the Board of Directors, a copy of which shall be delivered to the Indemnitee; or (c) by the stockholders; provided, however, that notwithstanding the foregoing, following the occurrence of a Change in Control of the Company (as defined in Section 18 below), the determination as to whether or not the Indemnitee has met the applicable standard for indemnification set forth in Section 2 or 3 hereof, which shall be applicable, shall in all events be made by Independent Counsel. Such Independent Counsel shall be selected by the Board of Directors and approved by the Indemnitee. Upon failure of the Board to so select such Independent Counsel or upon failure of the Indemnitee to so approve, such Independent Counsel shall be selected by the Chancellor of the State of Delaware or such other person as the Chancellor shall designate to make such selection. Such determination of entitlement to indemnification shall be made not later than 45 days after receipt by the Company of a written request for indemnification. Such request shall include documentation or information which is necessary for such determination and which is reasonably available to the Indemnitee. Any costs or expenses (including attorneys' fees) incurred by the Indemnitee in connection with his request for indemnification hereunder shall be borne by the Company. The Company hereby indemnifies and agrees to hold the Indemnitee harmless therefrom irrespective of the outcome of the determination of the Indemnitee's entitlement to indemnification. If the person making such determination shall determine that the Indemnitee is entitled to indemnification as part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among such claims, issues or matters.

                  SECTION 7. Presumptions and Effect of Certain Proceedings. The Secretary of the Company shall, promptly upon receipt of the Indemnitee's request for indemnification, advise in writing the Board of Directors or such other person or persons empowered to make the determination as provided in
Section 6 that the Indemnitee has made such request for indemnification. Upon making such request for indemnification, the Indemnitee shall be presumed to be entitled to indemnification hereunder and the Company shall have the burden of proof in the making of any determination contrary to such presumption. If the person or persons so empowered to make such determination shall have failed to make the requested indemnification within 45 days after receipt by the Company of such request, the requisite determination of entitlement to indemnification shall be deemed to have been made and the Indemnitee shall be absolutely entitled to such indemnification, absent actual and material fraud in the request for indemnification. The termination of any action, suit, investigation or proceeding described in Section 2 or 3 hereof by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself: (a) create a presumption that the Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, that the Indemnitee had reasonable cause to believe that his conduct was unlawful; or (b) otherwise adversely affect the rights of the Indemnitee to indemnification except as may be provided herein.

                  SECTION 8. Advancement of Expenses and Costs. All reasonable expenses and costs incurred by the Indemnitee (including attorneys' fees, retainers and advances of disbursements required of the Indemnitee) shall be paid by the Company in advance of the final disposition of such action, suit or proceeding at the request of the Indemnitee within twenty days after the receipt by the Company of a statement or statements from the Indemnitee requesting such advance or advances from time to time. The Indemnitee's entitlement to such expenses shall include those incurred in connection with any proceeding by the Indemnitee seeking an adjudication or award in arbitration pursuant to this Agreement. Such statement or statements shall reasonably evidence the expenses and costs incurred by him in connection therewith and shall include or be accompanied by an undertaking by or on behalf of the Indemnitee to repay such amount if it is ultimately determined that the Indemnitee is not entitled to be indemnified against such expenses and costs by the Company as provided by this Agreement or otherwise.

                  SECTION 9. Remedies of the Indemnitee in Cases of Determination not to Indemnify or to Advance Expenses. In the event that a determination is made that the Indemnitee is not entitled to indemnification hereunder or if payment has not been timely made following a determination of entitlement to indemnification pursuant to Sections 6 and 7, or if expenses are not advanced pursuant to Section 8, the Indemnitee shall be entitled to a final adjudication in an appropriate court of the State of Delaware or any other court of competent jurisdiction of his entitlement to such indemnification or advance. Alternatively, the Indemnitee at his option may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association, such award to be made within sixty days following the filing of the demand for arbitration. The Company shall not oppose the Indemnitee's right to seek any such adjudication or award in arbitration or any other claim. Such judicial proceeding or arbitration shall be made de novo and the Indemnitee shall not be prejudiced by reason of a determination (if so made) that he is not entitled to indemnification. If a determination is made or deemed to have been made pursuant to the terms of Section 6 or Section 7 hereof that the Indemnitee is entitled to indemnification, the Company shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Company further agrees to stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement and is precluded from making any assertions to the contrary. If the court or arbitrator shall determine that the Indemnitee is entitled to any indemnification hereunder, the Company shall pay all reasonable expenses (including attorneys' fees) and costs actually incurred by the Indemnitee in connection with such adjudication or award in arbitration (including, but not limited to, any appellant proceedings).

                  SECTION 10. Notification and Defense of Claim. Promptly after receipt by the Indemnitee of notice of the commencement of any action, suit or proceeding, the Indemnitee will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company in writing of the commencement thereof; but the omission to so notify the Company will not relieve it from any liability that it may have to the Indemnitee otherwise than under this Agreement. Notwithstanding any other provision of this Agreement, with respect to any such action, suit or proceeding as to which the Indemnitee notifies the Company of the commencement thereof:

                           (a) The Company will be entitled to participate therein at its own expense; and

                           (b) Except as otherwise provided in this Section 10(b), to the extent that it may wish, the Company, jointly with any other indemnifying party similarly notified, shall be entitled to assume the defense thereof, with counsel satisfactory to the Indemnitee. After notice from the Company to the Indemnitee of its election to so assume the defense thereof, the Company shall not be liable to the Indemnitee under this Agreement for any legal or other expenses subsequently incurred by the Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. The Indemnitee shall have the right to employ his own counsel in such action, suit or proceeding, but the fees and expense of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Company, (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of the defense of such action or (iii) the Company shall not in fact have employed counsel to assume the defense of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Company or as to which the Indemnitee shall have made the conclusion provided for in (ii) above.

                           (c) The Company  shall not be liable to indemnify the
                  Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Company shall not settle any action or claim in any manner that would impose any penalty or limitation on the Indemnitee without the Indemnitee's written consent. Neither the Company nor the Indemnitee will unreasonably withhold their consent to any proposed settlement.

                  SECTION 11. Other Rights to Indemnification. The indemnification and advancement of expenses (including attorneys' fees) and costs provided by this Agreement shall not be deemed exclusive of any other rights to which the Indemnitee may now or in the future be entitled  under any  provision  of the By-Laws,  agreement,  provision of the
Certificate  of   Incorporation   of  the  Company,   vote  of  stockholders  or
Disinterested Directors, provision of law or otherwise.

                  SECTION 12. Certain Agreements of Indemnitee. (i) Indemnitee agrees to do all things reasonably requested by the Board of Directors to enable the Company to coordinate Indemnitee's defense with, if applicable, the Company's defense, provided, however, that Indemnitee shall not be required to take any action that would in any way prejudice his or her defense or waive any defense or position available to him or her in connection with any action; and
(ii) Indemnitee agrees to cooperate with the Company and its counsel and maintain any confidences revealed to him or her by the Company in connection with the Company's defense of any action. The Company agrees to cooperate with Indemnitee and his or her counsel and maintain any confidences revealed to it by Indemnitee in connection with Indemnitee's defense of any action.

                  SECTION 13. Attorneys' Fees and Other Expenses to Enforce Agreement. In the event that the Indemnitee is subject to or intervenes in any proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, the Indemnitee, if he prevails in whole or in part in such action, shall be entitled to recover from the Company and shall be indemnified by the Company against any actual expenses for attorneys' fees and disbursements reasonably incurred by him.

                  SECTION 14. Duration of Agreement. This Agreement shall continue until and terminate upon the later of: (a) ten years after the Indemnitee has ceased to occupy any of the positions or have any relationships described in Sections 2 and 3 of this Agreement; and (b) the final termination of all pending or threatened actions, suits, proceedings or investigations to which the Indemnitee may be subject by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of any other entity, including, but not limited to, another corporation, partnership, joint venture, trust or other enterprise, or by reason of anything done or not done by him in any such capacity. The indemnification provided under this Agreement shall continue as to the Indemnitee even though he may have ceased to be a director or officer of the Company. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Indemnitee and his spouse, assigns, heirs, devises, executors, administrators or other legal representatives. Nothing in this Agreement shall confer upon the Indemnitee the right to continue in the employ of the Company or affect the right of the Company to terminate the Indemnitee's employment at any time in the sole discretion of the Company, with or without cause.

                  SECTION 15. Severability. If any provision or provisions of this Agreement shall be held invalid, illegal or unenforceable for any reason whatsoever, (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifest by the provision held invalid, illegal or unenforceable.

                  SECTION 16. Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

                  SECTION 17. Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

                  SECTION 18.  Definitions.  For purposes of this Agreement:

                           (a) A "Change  in Control  of the  Company"  shall be
                  deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), who is not currently a stockholder of the Company, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 20% or more of the total voting power of the then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors (the "Voting Stock"), or (ii) during any period of two consecutive years, individuals, who at the beginning of such period constitute the Board of Directors of the Company, and any new director, whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation with any other corporation, other than a merger or consolidation which would result in the Voting Stock outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the total voting power represented by the Voting Stock or the voting securities of such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

                           (b) "Disinterested Director" shall mean a director of
                  the Company who is not or was not a party to the action, suit, investigation or proceeding in respect of which indemnification is being sought by the Indemnitee.

                           (c) "Independent  Counsel" shall mean a law firm or a
                  member of a law firm that neither is presently nor in the past five years has been retained to represent: (i) the Company or the Indemnitee in any matter material to either such party, or
                  (ii) any other party to the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee's right to indemnification under this Agreement.

                  SECTION 19. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

                  SECTION 20. Notices. All notices, requests, demands or other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand or courier, on the date of delivery, or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

                  (a)  If to the Indemnitee, to:

                                    [              ]
                                    [              ]
                                    [                    ]

                  (b)  If to the Company, to:

                                 Integrated Living Communities, Inc.


                                 Attention:  President

                                 with a copy to:

                                 Carl E. Kaplan, Esq.
                                 Fulbright & Jaworski L.L.P.
                                 666 Fifth Avenue
                                 New York, New York  10103

or to such other address as may be furnished to the Indemnitee by the Company or to the Company by the Indemnitee, as the case may be.

                  SECTION 21. Governing Law. The parties hereto agree that this Agreement shall be governed by, construed and enforced in accordance with, the laws of the State of Delaware.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                                             INTEGRATED LIVING COMMUNITIES, INC.


                                             By:
                                                ---------------------------


                                             -------------------------------